                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


     WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

     NOW, THEREFORE, I, Jerry M. Armstrong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, or either of them, as my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments and supplements to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of May, 2001.



                                       /s/ JERRY M. ARMSTRONG
                                       ------------------------------------

                                       JERRY M. ARMSTRONG

                                POWER OF ATTORNEY


     WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

     NOW, THEREFORE, I, W. M. Brumley, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, or either of them, as my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments and supplements to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of May, 2001.




                                       /s/ W. M. BRUMLEY, JR.
                                       ---------------------------------------

                                       W. M. BRUMLEY, JR.

                               POWER OF ATTORNEY


     WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

     NOW, THEREFORE, I, Robert H. Campbell, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, or either of them, as my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments and supplements to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of May, 2001.




                                       /s/ ROBERT H. CAMPBELL
                                       ----------------------------------------

                                       ROBERT H. CAMPBELL

                               POWER OF ATTORNEY


     WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

     NOW, THEREFORE, I, William L. Fisher, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, or either of them, as my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments and supplements to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of May, 2001.




                                       /s/ WILLIAM L. FISHER
                                       ---------------------------------------

                                       WILLIAM L. FISHER

                                POWER OF ATTORNEY


     WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

     NOW, THEREFORE, I, Gerrit W. Gong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, or either of them, as my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments and supplements to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of May, 2001.




                                       /s/ GERRIT W. GONG
                                       ---------------------------------------

                                       GERRIT W. GONG

                               POWER OF ATTORNEY


     WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

     NOW, THEREFORE, I, Frederick A. Klingenstein, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, or either of them, as my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments and supplements to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of May, 2001.




                                       /s/ FREDERICK A. KLINGENSTEIN
                                       ---------------------------------------

                                       FREDERICK A. KLINGENSTEIN

                                POWER OF ATTORNEY


     WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

     NOW, THEREFORE, I, Stephen A. Wells, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, or either of them, as my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments and supplements to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of May, 2001.




                                       /s/ STEPHEN A. WELLS
                                       ---------------------------------------

                                       STEPHEN A. WELLS